SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 25, 1997
                                 --------------
                Date of Report (Date of Earliest Event Reported)





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



         1-8572                                            36-1880355
         ------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                  60611
--------------------------------------------                  -----
 (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

Item 2.    Acquisition or Disposition of Assets
-----------------------------------------------

      On March 25, 1997, Tribune Company (the "Company") completed its acquisition of Renaissance Communications Corp. ("Renaissance") for approximately $1.1 billion in cash, or $36 per Renaissance common share. Renaissance was a publicly traded company owning six television stations
-WB affiliates KDAF-Dallas and WDZL-Miami and Fox affiliates KTXL-Sacramento, WXIN-Indianapolis, WTIC-Hartford and WPMT-Harrisburg. The Company financed the acquisition with available cash and a combination of short and medium- to long-term debt.

      The Federal Communications Commission ("FCC") order granting the Company's application to acquire the Renaissance stations contained waivers of two FCC rules. First, the FCC temporarily waived its duopoly rule relating to the overlap of WTIC's and WPMT's broadcast signals with those of other Tribune Company stations. The temporary waivers were granted subject to the outcome of pending FCC rulemaking that is expected to make duopoly waivers unnecessary. Second, the FCC granted a 12-month waiver of its rule prohibiting television/ newspaper cross-ownership in the same market, relating to the Miami television station and the Company's Fort Lauderdale Sun-Sentinel. The Company plans to appeal the FCC's ruling on the cross-ownership issue. The Company cannot predict the outcome of such FCC rulemaking or any such appeal.

     On March 25, 1997, the Company issued a press release relating to the completion of the acquisition, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements of Businesses Acquired
       (1) The audited financial statements of Renaissance Communications Corp. for the year ended December 31, 1995 (incorporated by reference to Tribune Company's Form 8-K dated July 26, 1996).
       (2) The unaudited financial statements of Renaissance Communications Corp. for the three months and nine months ended September 30, 1996 and September 30, 1995 (incorporated by reference to Tribune Company's Form 8-K/A-3, Amendment No. 3, dated July 26, 1996 and filed on November 8, 1996).

(b)    Pro Forma Financial Information
       The Tribune Company unaudited pro forma condensed consolidated balance sheet as of September 29, 1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first three quarters ended September 29, 1996 (incorporated by reference to Tribune Company's Form 8-K/A-3, Amendment No. 3, dated July 26, 1996 and filed on November 8, 1996).

(c)    Exhibits
       See Exhibit Index for list of exhibits.



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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             TRIBUNE COMPANY
                                             (Registrant)


Date: March 26, 1997                         /s/ R. Mark Mallory
                                             -------------------
                                             R. Mark Mallory
                                             Vice President and Controller




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



                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number   Exhibit Description
-------  -------------------

 99.1    Press release dated March 25, 1997.

 99.2    Audited financial statements of              Incorporated by reference
         Rennaissance Communications Corp.            to Tribune's Form 8-K
         for the year ended December 31, 1995.        dated July 26, 1996.

 99.3    Unaudited financial statements of            Incorporated by reference
         Renaissance Communications Corp. for         to Tribune's Form 8-K/A-3,
         the three months and nine months ended       Amendment No. 3, dated
         September 30, 1996 and September 30, 1995.   July 26, 1996 (date of
                                                      earliest event reported)
                                                      filed on November 8, 1996.

 99.4    Tribune Company unaudited pro forma          Incorporated by reference
         condensed consolidated balance sheet         to Tribune's Form 8-K/A-3,
         as of September 29, 1996 and unaudited       Amendment No. 3, dated
         pro forma condensed consolidated             July 26, 1996 (date of
         statements of income for the fiscal year     earliest event reported)
         ended December 31, 1995 and the first        filed on November 8, 1996.
         three quarters ended September 29, 1996.

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